Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund	September 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 181.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 32.0%
ACProducts, Inc. 4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~		$3,591	$3,592
Addo and Winterbotham 6.113% (BP0003M + 6.000%) due 02/05/2028 «~	GBP	20,000	26,679
Air Canada 4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		$2,800	2,816
Alorica, Inc. 7.000% (LIBOR03M + 6.000%) due 12/11/2025 «~		19,017	18,971
American Tire Distributors, Inc. 8.500% (LIBOR03M + 7.500%) due 09/02/2024 ~		7,453	7,463
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		15,900	15,958
Asurion LLC
3.334% (LIBOR03M + 3.250%) due 07/31/2027 ~		6,888	6,795
5.334% (LIBOR03M + 5.250%) due 01/20/2029 ~		1,438	1,435
Atlantic Aviation TBD% due 07/13/2029		1,700	1,732
Bally's Corp. TBD% due 08/06/2028		1,800	1,802
BCPE Empire Holdings, Inc.
2.000% due 06/11/2026 µ		1,328	1,325
4.500% (LIBOR03M + 4.000%) due 06/11/2026 ~		5,208	5,195
Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~		12,409	12,350
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~		4,962	4,974
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	29,849	34,589
4.750% (EUR003M + 4.750%) due 09/22/2022 «~		16,556	18,849
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		$30,419	30,653
Clear Channel Outdoor Holdings, Inc. 3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,804	11,577
Coty, Inc.
2.333% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,074	2,043
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	33,699	38,323
Cromwell EREIT Lux Finco S.a.r.l. TBD% due 11/21/2024 «		6,800	7,776
Dei Sales, Inc. 5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		$994	986
DirecTV Financing LLC 5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~		5,400	5,411
Envision Healthcare Corp. 3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~		56,290	50,238
Forest City Enterprises LP 3.584% (LIBOR03M + 3.500%) due 12/08/2025 ~		3,500	3,463
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		26,444	26,468
Gibson Brands, Inc. 5.750% (LIBOR03M + 5.000%) due 06/25/2028 «~		6,300	6,300
Instant Brands Holdings, Inc 5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		21,725	21,671
Intelsat Jackson Holdings S.A.
3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		6,766	6,715
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,000	3,041
LifeMiles Ltd. 6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		7,345	7,324
Mattress Firm, Inc. TBD% due 09/25/2028		9,300	9,297
Medline Industries, Inc. TBD% due 08/04/2022 «		20,800	20,543
NAC Aviation
TBD% due 12/15/2021 «		3,929	2,767
TBD% due 06/27/2022		9,700	6,960
TBD% due 06/11/2023 «		4,571	3,220
Parexel International Corp.
TBD% due 08/11/2028		7,424	7,434
PUG LLC 3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		10,922	10,703
Republic of Cote d'lvoire 5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,000	1,170
Royal Caribbean Cruises Ltd. TBD% due 10/12/2022		$14,200	13,685

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Scientific Games International, Inc. 2.834% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,791	1,784
Sequa Mezzanine Holdings LLC 7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		21,343	21,690
Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,054	7,369
4.105% (BP0003M + 4.000%) due 07/02/2025 ~	GBP	20,000	26,178
Steenbok Lux Finco 2 Sa.r.l. (10.750% PIK) 10.750% (EUR003M) due 12/31/2022 ~(c)	EUR	39,032	43,203
Steenbok Lux Finco 2 Sa.r.l. (7.875% PIK) 7.875% (EUR003M) due 12/31/2022 ~(c)		3,060	3,632
Sylvamo Corp. TBD% due 08/18/2028 «		$1,595	1,593
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		39,226	39,274
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		22,468	22,499
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		33,106	32,373
TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 08/22/2024 ~		9,924	9,827
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~		9,924	9,811
United Airlines, Inc. 4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,388	2,410
Veritas Holdings, Inc 6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		9,775	9,836
Veritas US, Inc. 5.750% (EUR003M + 4.750%) due 09/01/2025 ~	EUR	6,583	7,682
Viad Corp. 5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		$6,200	6,200
Worldwide Express Operations LLC 5.000% (LIBOR03M + 4.250%) due 07/26/2028 ~		3,100	3,113

Total Loan Participations and Assignments (Cost $709,856)			710,767

CORPORATE BONDS & NOTES 59.9%
BANKING & FINANCE 11.4%
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (m)	EUR	10,900	12,713
2.625% due 04/28/2025 (m)		1,400	1,663
3.625% due 09/24/2024 (m)		7,800	9,453
5.375% due 01/18/2028 •(m)		6,000	5,282
8.000% due 01/22/2030 •(m)		2,514	2,348
10.500% due 07/23/2029 (m)		12,177	14,463
Barclays PLC 7.125% due 06/15/2025 •(i)(j)(m)	GBP	300	454
Burford Capital Global Finance LLC 6.250% due 04/15/2028 (m)		$2,800	2,971
Claveau Re Ltd. 17.283% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		3,400	3,426
Credit Suisse Group AG
5.250% due 02/11/2027 •(i)(j)(m)		700	734
6.375% due 08/21/2026 •(i)(j)(m)		600	660
7.125% due 07/29/2022 •(i)(j)(m)		200	208
7.250% due 09/12/2025 •(i)(j)(m)		200	222
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (m)		20,000	19,978
FloodSmart Re Ltd.
13.033% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		3,920	3,744
16.783% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,120	1,064
Ford Motor Credit Co. LLC
2.330% due 11/25/2025 (m)	EUR	300	358
2.386% due 02/17/2026		100	120
5.125% due 06/16/2025 (m)		$900	979
Freedom Mortgage Corp. 6.625% due 01/15/2027 (m)		2,500	2,434
Icahn Enterprises LP 5.250% due 05/15/2027 (m)		3,900	4,051
Jefferson Capital Holdings LLC 6.000% due 08/15/2026 (m)		11,100	11,421
JPMorgan Chase Bank N.A. 7.500% due 06/19/2035	IDR	228,824,000	16,998
Kennedy-Wilson, Inc. 4.750% due 02/01/2030 (m)		$3,380	3,436
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (m)		3,600	3,838
4.500% due 09/01/2026 (m)		1,200	1,306
4.500% due 01/15/2028 (m)		200	219
4.625% due 06/15/2025 (m)		4,000	4,315
5.750% due 02/01/2027 (m)		5,100	5,871
NAC Aviation Dac 4.920% due 02/27/2026 «(k)		6,500	5,140
NAC Aviation PPN
4.790% due 02/27/2024		2,453	1,986
6.580% due 03/14/2025		3,921	3,173

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

PennyMac Financial Services, Inc. 4.250% due 02/15/2029 (m)		5,400	5,149
Sitka Holdings LLC 5.250% due 07/06/2026 •		5,328	5,408
Uniti Group LP
6.000% due 01/15/2030 (b)		21,202	21,069
6.500% due 02/15/2029 (m)		26,904	27,711
7.125% due 12/15/2024 (m)		10,000	10,225
7.875% due 02/15/2025 (m)		19,000	20,099
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		14,864	13,656
XP, Inc. 3.250% due 07/01/2026 (m)		4,800	4,675

			253,020

INDUSTRIALS 39.0%
Advantage Sales & Marketing, Inc. 6.500% due 11/15/2028 (m)		10,000	10,436
Air Canada 3.875% due 08/15/2026 (m)		1,100	1,111
Altice Financing S.A. 5.750% due 08/15/2029 (m)		6,453	6,259
American Airlines Pass-Through Trust
3.350% due 04/15/2031 (m)		838	846
3.575% due 07/15/2029 (m)		686	701
3.700% due 04/01/2028 (m)		2,278	2,326
American Airlines, Inc. 5.500% due 04/20/2026 (m)		4,000	4,210
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (g)(m)		3,427	2,595
Bombardier, Inc.
6.000% due 02/15/2028 (m)		33,137	33,554
7.125% due 06/15/2026 (m)		25,098	26,384
Callon Petroleum Co. 8.000% due 08/01/2028 (m)		2,600	2,572
Carvana Co. 4.875% due 09/01/2029 (m)		6,500	6,445
CCO Holdings LLC 4.250% due 01/15/2034 (m)		5,400	5,356
CGG S.A.
7.750% due 04/01/2027 (m)	EUR	8,900	10,507
8.750% due 04/01/2027 (m)		$25,253	25,453
Community Health Systems, Inc.
6.625% due 02/15/2025 (m)		5,000	5,238
8.000% due 03/15/2026 (m)		28,000	29,728
Coty, Inc. 3.875% due 04/15/2026 (m)	EUR	7,300	8,673
Deluxe Corp. 8.000% due 06/01/2029 (m)		$4,200	4,394
Dufry One BV 2.000% due 02/15/2027 (m)	EUR	2,000	2,214
Endure Digital, Inc. 6.000% due 02/15/2029 (m)		$19,100	18,173
Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		23,228	18,902
Full House Resorts, Inc. 8.250% due 02/15/2028 (m)		18,879	20,320
Gap, Inc.
3.625% due 10/01/2029		2,122	2,130
3.875% due 10/01/2031		2,122	2,125
8.875% due 05/15/2027 (m)		5,000	5,825
Garda World Security Corp. 6.000% due 06/01/2029 (m)		3,200	3,140
Global Medical Response, Inc. 6.500% due 10/01/2025 (m)		2,000	2,070
Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (b)	EUR	3,600	4,224
4.750% due 10/15/2028 (b)		$1,800	1,841
Guara Norte SARL 5.198% due 06/15/2034 (m)		5,620	5,656
Intelsat Jackson Holdings S.A. 5.500% due 08/01/2023 ^(d)		69,585	38,919
Iris Holdings, Inc. (8.750% Cash or 9.500% PIK) 8.750% due 02/15/2026 (c)(m)		17,500	17,865
Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026 (m)	EUR	800	941
6.875% due 11/15/2026 (m)		6,600	8,535
Kleopatra Holdings 2 S.C.A. 6.500% due 09/01/2026 (m)		700	768
Mclaren Finance PLC 7.500% due 08/01/2026 (m)		$1,400	1,425
MGM China Holdings Ltd.
4.750% due 02/01/2027 (m)		1,300	1,281
5.375% due 05/15/2024 (m)		2,600	2,636

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Midas OpCo Holdings LLC 5.625% due 08/15/2029 (m)		7,200	7,459
Mohegan Gaming & Entertainment 8.000% due 02/01/2026 (m)		14,968	15,621
MPH Acquisition Holdings LLC
5.500% due 09/01/2028 (m)		4,109	4,103
5.750% due 11/01/2028 (m)		17,000	16,039
NCL Corp. Ltd. 12.250% due 05/15/2024 (m)		15,000	17,719
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		200	225
Petroleos Mexicanos
6.350% due 02/12/2048 (m)		10,000	8,465
6.500% due 01/23/2029 (m)		3,000	3,088
6.625% due 06/15/2035 (m)		5,250	4,989
6.750% due 09/21/2047 (m)		54,100	47,267
Petrorio Luxembourg SARL 6.125% due 06/09/2026 (m)		4,381	4,418
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (m)		17,440	18,726
RegionalCare Hospital Partners Holdings, Inc. 9.750% due 12/01/2026 (m)		15,225	16,100
Rite Aid Corp. 8.000% due 11/15/2026 (m)		4,493	4,533
Rolls-Royce PLC
1.625% due 05/09/2028 (m)	EUR	3,000	3,354
3.375% due 06/18/2026 (m)	GBP	300	408
3.625% due 10/14/2025 (m)		$6,972	7,064
4.625% due 02/16/2026	EUR	100	129
5.750% due 10/15/2027 (m)	GBP	4,200	6,304
5.750% due 10/15/2027 (m)		$16,584	18,346
Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (m)		1,900	2,067
11.500% due 06/01/2025 (m)		12,474	14,248
Seagate HDD Cayman 4.091% due 06/01/2029		2,600	2,734
Spirit Airlines Pass-Through Trust 4.100% due 10/01/2029 (m)		342	359
Standard Industries, Inc. 2.250% due 11/21/2026 (m)	EUR	2,000	2,291
Strathcona Resources Ltd. 6.875% due 08/01/2026 (m)		$5,800	5,756
Studio City Finance Ltd. 5.000% due 01/15/2029 (m)		7,700	7,111
Surgery Center Holdings, Inc. 10.000% due 04/15/2027 (m)		460	497
Tasty Bondco 1 S.A. 6.250% due 05/15/2026 (m)	EUR	9,000	9,941
Times Square Hotel Trust 8.528% due 08/01/2026		$581	630
Topaz Solar Farms LLC 5.750% due 09/30/2039 (m)		17,690	21,283
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028 (m)		304	287
U.S. Renal Care, Inc. 10.625% due 07/15/2027 (m)		20,402	21,711
Uber Technologies, Inc. 4.500% due 08/15/2029 (m)		9,900	9,987
Vale S.A. 2.762% due 12/29/2049 «~(i)	BRL	340,000	34,607
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		$22,099	23,011
Victors Merger Corp. 6.375% due 05/15/2029 (m)		4,400	4,220
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		100	115
Viking Ocean Cruises Ship Ltd. 5.625% due 02/15/2029 (m)		14,500	14,526
VOC Escrow Ltd. 5.000% due 02/15/2028 (m)		15,000	14,821
Windstream Escrow LLC 7.750% due 08/15/2028 (m)		47,575	49,764
Wolverine Escrow LLC
8.500% due 11/15/2024 (m)		41,004	38,185
9.000% due 11/15/2026 (m)		12,254	11,335
Wynn Las Vegas LLC
5.250% due 05/15/2027 (m)		200	202
5.500% due 03/01/2025 (m)		24,976	25,507
Wynn Macau Ltd.
4.875% due 10/01/2024 (m)		500	487
5.500% due 01/15/2026 (m)		1,800	1,748

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

5.500% due 10/01/2027 (m)		600	574

			868,139

UTILITIES 9.5%
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (c)(m)		4,625	2,843
Eskom Holdings SOC Ltd. 6.750% due 08/06/2023 (m)		48,000	49,662
FEL Energy SARL 5.750% due 12/01/2040 (m)		9,946	10,422
NGD Holdings BV 6.750% due 12/31/2026 (m)		1,113	1,082
Oi S.A. 10.000% due 07/27/2025 (m)		25,900	24,345
Pacific Gas & Electric Co.
3.250% due 06/01/2031 (m)		4,187	4,177
4.200% due 06/01/2041 (m)		7,500	7,384
4.450% due 04/15/2042 ^(m)		448	447
4.600% due 06/15/2043 ^(m)		8,128	8,127
4.750% due 02/15/2044 ^(m)		21,408	21,839
4.950% due 07/01/2050 (m)		20,200	21,529
Peru LNG SRL 5.375% due 03/22/2030 (m)		12,625	10,250
Petrobras Global Finance BV
6.750% due 06/03/2050 (m)		20,000	21,771
6.900% due 03/19/2049 (m)		25,000	27,882

			211,760

Total Corporate Bonds & Notes (Cost $1,345,402)			1,332,919

CONVERTIBLE BONDS & NOTES 2.5%
BANKING & FINANCE 1.5%
Corestate Capital Holding S.A. 1.375% due 11/28/2022 (m)	EUR	7,300	7,798
Credit Suisse Group Guernsey Ltd. 3.000% due 11/12/2021 «	CHF	1,000	1,153
PennyMac Corp. 5.500% due 03/15/2026 (m)		$24,225	24,914

			33,865

INDUSTRIALS 1.0%
21Vianet Group, Inc. 0.000% due 02/01/2026 (g)		20,000	16,670
DISH Network Corp. 3.375% due 08/15/2026		3,700	3,855

			20,525

Total Convertible Bonds & Notes (Cost $54,016)			54,390

MUNICIPAL BONDS & NOTES 4.2%
ILLINOIS 1.0%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035 (m)		7,235	8,975
7.350% due 07/01/2035 (m)		10,000	12,702

			21,677

PUERTO RICO 3.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)		64,550	55,836
CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021 1.000% due 01/01/2045 ^(d)		13,300	12,469

			68,305

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		25,000	2,710

Total Municipal Bonds & Notes (Cost $85,590)			92,692

U.S. GOVERNMENT AGENCIES 3.8%
Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(m)		27,607	2,772
3.000% due 12/25/2032 - 01/25/2051 (a)(m)		17,158	2,312
3.500% due 05/25/2030 - 04/25/2050 (a)(m)		19,988	3,055
4.000% due 09/25/2051 (a)(m)		35,341	5,686
4.500% due 07/25/2045 - 12/25/2047 (a)(m)		5,864	943
5.000% due 08/25/2043 (a)(m)		4,068	784

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Freddie Mac
2.000% due 11/25/2050 - 01/25/2051 (a)(m)	22,041	2,115
2.500% due 03/25/2051 (a)(m)	18,955	2,882
3.000% due 11/25/2050 - 09/25/2051 (a)(m)	59,297	8,969
3.500% due 04/25/2041 - 08/25/2051 (a)(m)	29,621	3,621
4.000% due 11/25/2048 - 06/25/2051 (a)(m)	20,911	3,657
4.500% due 12/25/2050 - 07/25/2051 (a)(m)	14,219	2,071
5.916% due 07/15/2042 •(a)(m)	2,636	452
6.116% due 03/15/2043 - 11/15/2047 •(a)(m)	13,109	2,358
Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	41,750	41,866

Total U.S. Government Agencies (Cost $81,732)		83,543

NON-AGENCY MORTGAGE-BACKED SECURITIES 46.8%
280 Park Avenue Mortgage Trust 2.911% due 09/15/2034 •(m)	4,750	4,740
Ashford Hospitality Trust
2.184% due 04/15/2035 •(m)	2,500	2,483
3.184% due 04/15/2035 •	8,700	8,424
Atrium Hotel Portfolio Trust
3.134% due 12/15/2036 •(m)	1,111	1,082
3.484% due 06/15/2035 •(m)	11,037	10,839
Austin Fairmont Hotel Trust 2.334% due 09/15/2032 •	6,000	5,863
Banc of America Funding Trust
0.326% due 06/26/2036 •(m)	4,177	4,074
1.103% due 09/26/2036 ~	4,526	3,969
5.750% due 05/26/2036	443	391
Barclays Commercial Mortgage Securities Trust
3.634% due 07/15/2037 •	4,278	4,254
3.811% due 02/15/2053 ~(m)	12,650	12,872
3.811% due 02/15/2053 ~	3,000	2,876
4.734% due 02/15/2033 •(m)	5,000	5,031
Barclays Commercial Real Estate Trust 4.715% due 08/10/2033 ~(m)	16,240	16,364
Bear Stearns Commercial Mortgage Securities Trust 5.540% due 01/12/2045 ~	5,126	4,153
Beast Mortgage Trust
2.750% due 03/15/2036 •(m)	24,870	24,965
3.700% due 03/15/2036 •(m)	5,750	5,777
4.700% due 03/15/2036 •(m)	6,125	6,159
Benchmark Mortgage Trust
3.094% due 04/15/2054 ~	14,000	12,863
3.094% due 04/15/2054 ~(m)	5,809	5,655
Beneria Cowen & Pritzer Collateral Funding Corp. 3.722% due 06/15/2038 •(m)	5,000	4,984
BHP Trust 2.652% due 08/15/2036 •(m)	11,620	11,597
Braemar Hotels & Resorts Trust 2.484% due 06/15/2035 •	5,000	4,876
BX Commercial Mortgage Trust
3.234% due 07/15/2034 •(m)	9,412	9,450
4.334% due 07/15/2034 •(m)	6,800	6,827
Citigroup Commercial Mortgage Trust
2.494% due 02/15/2039 •(m)	14,327	14,263
2.884% due 12/15/2036 •	8,811	8,745
3.635% due 05/10/2035 ~	1,300	1,298
3.917% due 12/15/2072 ~	4,600	4,299
Colony Mortgage Capital Ltd. 2.805% due 11/15/2038 •(m)	15,000	15,021
Commercial Mortgage Trust
1.634% due 06/15/2034 •(m)	4,950	4,739
2.478% due 06/15/2034 •(m)	7,400	6,945
CRSNT Commercial Mortgage Trust 3.590% due 04/15/2036 •	7,000	7,028
DBWF Mortgage Trust 3.105% due 12/19/2030 •(m)	29,075	29,057
Deutsche Mortgage & Asset Receiving Corp. 0.530% due 11/27/2036 •	6,300	5,577
DOLP Trust
0.665% due 05/10/2041 ~(a)(m)	309,500	15,059
3.704% due 05/10/2041 ~	29,000	27,334
DROP Mortgage Trust 2.830% due 04/15/2026 •(m)	5,500	5,533
Extended Stay America Trust 3.784% due 07/15/2038 •(m)	18,703	18,982
GCCFC Commercial Mortgage Trust 3.434% due 02/15/2038 •(m)	49,700	50,104
Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «	13,000	260
0.000% due 04/15/2031 «	27,000	540
GS Mortgage Securities Corp. Trust
2.634% due 11/15/2032 •(m)	10,632	10,607
4.584% due 07/15/2032 •(m)	25,400	25,524

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~(a)		212,294	8,458
0.010% due 12/25/2060 ~		342	340
0.165% due 12/25/2060 ~(a)		188,656	1,299
3.000% due 12/25/2060 ~		6,990	6,784
3.639% due 12/25/2060 ~		34,468	33,991
Hawaii Hotel Trust
2.834% due 05/15/2038 •(m)		34,335	34,310
2.834% due 05/15/2038 •		5,000	4,996
Hilton Orlando Trust 2.884% due 12/15/2034 •		10,953	10,962
Hilton USA Trust 6.155% due 11/05/2035		6,017	6,087
HPLY Trust 3.234% due 11/15/2036 •(m)		1,781	1,759
Independence Plaza Trust 4.356% due 07/10/2035 (m)		2,550	2,642
InTown Hotel Portfolio Trust 4.184% due 01/15/2033 •(m)		13,100	13,191
JP Morgan Alternative Loan Trust 0.366% due 03/25/2037 •(m)		18,315	19,475
JP Morgan Chase Commercial Mortgage Securities Trust
2.284% due 02/15/2035 •(m)		1,000	999
2.583% due 07/05/2033 •(m)		5,012	5,026
2.933% due 07/05/2033 •(m)		10,000	10,029
3.084% due 06/15/2035 •(m)		27,417	27,481
3.184% due 03/15/2036 •(m)		25,550	25,645
3.934% due 03/15/2036 •(m)		9,500	9,542
5.855% due 06/12/2043 ~		645	650
6.044% due 01/12/2038 ~		2,620	2,658
JP Morgan Resecuritization Trust 0.274% due 12/27/2046 •		9,421	8,171
ML-CFC Commercial Mortgage Trust 5.324% due 12/12/2049 ~		201	201
Morgan Stanley Capital Trust
2.284% due 11/15/2034 •(m)		5,370	5,345
3.234% due 11/15/2034 •		3,357	3,316
3.300% due 12/15/2036 •(m)		3,902	3,922
3.744% due 12/15/2036 •		3,000	3,006
Morgan Stanley Re-REMIC Trust 1.052% due 03/26/2037 þ		4,333	4,379
MRCD Mortgage Trust 2.718% due 12/15/2036 (m)		28,715	27,850
NAC Aviation PPN 6.830% due 03/15/2027		4,442	3,595
Natixis Commercial Mortgage Securities Trust
2.334% due 11/15/2034 •(m)		6,000	5,982
3.917% due 11/15/2032 ~(m)		13,150	13,204
3.917% due 11/15/2032 ~		2,042	2,033
New Orleans Hotel Trust 2.773% due 04/15/2032 •		7,491	7,283
New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~		1,242	1,232
4.009% due 07/25/2059 ~		5,000	4,711
4.328% due 07/25/2055 ~		1,000	991
PMT Credit Risk Transfer Trust 2.996% due 02/27/2024 •(m)		27,607	28,219
PRET LLC 3.967% due 09/25/2051 «þ		17,900	17,883
Ready Capital Mortgage Financing LLC 3.836% due 04/25/2038 •(m)		7,000	7,021
Residential Accredit Loans, Inc. Trust 0.506% due 06/25/2037 •		1,128	1,107
Seasoned Credit Risk Transfer Trust
4.250% due 09/25/2060		6,220	6,517
4.268% due 05/25/2057 ~		18,106	10,718
4.750% due 10/25/2058 ~		2,360	2,513
13.612% due 11/25/2060 ~		5,550	5,184
15.285% due 09/25/2060 ~		4,250	4,045
SFO Commercial Mortgage Trust
2.984% due 05/15/2038 •(m)		18,000	18,155
3.734% due 05/15/2038 •(m)		6,000	6,089
Stratton Mortgage Funding PLC 3.050% due 07/20/2060 •	GBP	22,471	30,616
Tharaldson Hotel Portfolio Trust 3.413% due 11/11/2034 •		$5,025	5,010
Trinity Square PLC
0.000% due 07/15/2059 (g)	GBP	10,853	39,976
3.549% due 07/15/2059 •		10,843	14,659
4.549% due 07/15/2059 •		5,421	7,361
5.049% due 07/15/2059 •		10,844	14,391
6.049% due 07/15/2059 •		10,261	13,855
VASA Trust
3.234% due 07/15/2039 •(m)		$10,000	10,058
3.984% due 07/15/2039 •		7,000	7,044

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Verus Securitization Trust 3.195% due 10/25/2063 ~(m)	1,800	1,810
Waikiki Beach Hotel Trust
2.114% due 12/15/2033 •(m)	3,000	2,988
2.764% due 12/15/2033 •	5,000	4,891
WaMu Mortgage Pass-Through Certificates Trust
0.902% due 07/25/2047 •	2,678	2,441
1.136% due 12/25/2045 •	7,366	6,830
Wells Fargo Mortgage-Backed Securities Trust 2.707% due 10/25/2036 ~	353	351
Worldwide Plaza Trust 3.715% due 11/10/2036 ~(m)	19,000	18,947

Total Non-Agency Mortgage-Backed Securities (Cost $1,031,838)		1,041,707

ASSET-BACKED SECURITIES 14.2%
ACE Securities Corp. Home Equity Loan Trust 0.671% due 02/25/2036 •(m)	6,021	6,071
Asset-Backed Securities Corp. Home Equity Loan Trust 0.316% due 05/25/2037 •	6,437	5,308
Ayresome CDO Ltd. 0.485% due 12/08/2045 •	36,582	21,470
Bear Stearns Asset-Backed Securities Trust 0.416% due 01/25/2037 •	6,302	6,409
BSPRT Issuer Ltd. 2.484% due 05/15/2029 •(m)	5,000	4,900
Carvana Auto Receivables Trust 0.000% due 01/10/2028 «(g)	10	5,190
College Avenue Student Loans LLC 4.120% due 07/25/2051	1,750	1,770
Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	845,671	1,851
0.223% due 08/02/2049 •	30,099	906
First Franklin Mortgage Loan Trust 0.396% due 10/25/2036 •	4,000	3,533
First NLC Trust 1.106% due 12/25/2035 •	3,239	3,221
Flagship Credit Auto Trust 0.000% due 04/17/2028 «(g)	10	4,405
Greenwood Park CLO Ltd. 0.000% due 04/15/2031 ~	27,000	19,305
Home Equity Mortgage Loan Asset-Backed Trust 0.256% due 04/25/2037 •	8,473	7,014
KKR CLO Ltd. 0.000% due 04/20/2034 ~	10,000	9,866
Long Beach Mortgage Loan Trust 0.791% due 11/25/2035 •(m)	10,014	9,808
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~	5,600	4,142
Marlette Funding Trust 0.000% due 09/16/2030 «(g)	38	10,409
Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~(a)	387,235	5,702
0.000% due 11/25/2058 ~(a)	161,502	598
0.000% due 11/25/2058 ~	167,932	790
3.539% due 11/25/2058 ~	16,205	14,947
3.562% due 04/25/2057 ~	19,586	19,328
Montauk Point CDO Ltd.
1.460% due 04/06/2046 •	327,058	9,778
2.358% due 10/06/2042 •	213,556	19,498
Morgan Stanley ABS Capital, Inc. Trust 1.196% due 07/25/2035 •	6,747	6,294
Morgan Stanley Capital, Inc. Trust 0.446% due 03/25/2036 •	2,789	2,525
Myers Park CLO Ltd. 0.000% due 10/20/2030 ~	13,000	9,552
Option One Mortgage Loan Trust 0.326% due 04/25/2037 •	4,244	2,995
PRET LLC 3.721% due 07/25/2051 þ	2,600	2,597
Renaissance Home Equity Loan Trust 5.586% due 11/25/2036 þ	8,039	4,150
Securitized Asset-Backed Receivables LLC Trust 0.586% due 03/25/2036 •	1,629	1,328
Sierra Madre Funding Ltd. 0.463% due 09/07/2039 •	1,478	1,324
Specialty Underwriting & Residential Finance Trust 0.386% due 09/25/2037 •(m)	25,298	12,961
Structured Asset Investment Loan Trust 0.606% due 05/25/2036 •	14,747	7,069
Structured Asset Securities Corp. Mortgage Loan Trust
0.286% due 06/25/2037 •	6,434	5,177
0.326% due 01/25/2037 •(m)	10,000	7,882
0.386% due 04/25/2036 •	17,953	17,720
Structured Finance Advisors ABS CDO Ltd. 0.130% due 07/02/2037 •	44,338	11,649

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Summer Street Ltd. 0.366% due 12/06/2045 •		51,108	13,551
Towd Point Mortgage Trust
5.250% due 11/25/2058 ~		2,816	2,873
5.750% due 11/25/2058 ~		5,278	5,399
6.250% due 11/25/2058 ~		5,460	5,572

Total Asset-Backed Securities (Cost $319,685)			316,837

SOVEREIGN ISSUES 6.2%
Argentina Government International Bond
0.500% due 07/09/2030 þ(m)		17,043	6,255
1.125% due 07/09/2035 þ		3,348	1,100
2.000% due 01/09/2038 þ(m)		2,899	1,125
2.500% due 07/09/2041 þ(m)		41,970	15,403
Ecuador Government International Bond
1.000% due 07/31/2035 þ(m)		3,300	2,161
5.000% due 07/31/2030 þ(m)		19,720	16,589
Egypt Government International Bond
3.875% due 02/16/2026 (m)		2,350	2,215
6.375% due 04/11/2031	EUR	5,240	5,966
7.500% due 02/16/2061 (m)		$6,650	5,854
Nigeria Government International Bond 8.250% due 09/28/2051		5,300	5,349
Republic of Colombia
1.000% due 06/30/2032	COP	41,500,000	10,257
1.000% due 07/09/2036		18,500,000	4,084
Romania Government International Bond
2.750% due 04/14/2041 (m)	EUR	5,800	6,251
2.875% due 04/13/2042 (m)		4,000	4,337
South Africa Government International Bond 8.875% due 02/28/2035 (m)	ZAR	682,900	40,284
Ukraine Government International Bond 6.876% due 05/21/2029 (m)		$10,700	10,875

Total Sovereign Issues (Cost $136,924)			138,105

		SHARES
MUTUAL FUNDS 0.0%
PDOLS I LLC		10	0
RLM 4365 LLC		10	0

Total Mutual Funds (Cost $0)			0

COMMON STOCKS 0.0%
INDUSTRIALS 0.0%
Voyager Aviation Holdings «(e)		6,860	0

Total Common Stocks (Cost $0)			0

PREFERRED SECURITIES 3.7%
BANKING & FINANCE 3.1%
Nationwide Building Society 10.250% ~		4,600	1,215
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(i)		40,671,275	67,872

			69,087

INDUSTRIALS 0.6%
Voyager Aviation Holdings LLC 9.500% «		41,160	12,170

Total Preferred Securities (Cost $79,720)			81,257

REAL ESTATE INVESTMENT TRUSTS 3.3%
FINANCIALS 3.3%
AGNC Investment Corp.		1,270,500	20,036
Annaly Capital Management, Inc.		2,438,000	20,528
KKR Real Estate Finance Trust, Inc.		1,082,100	22,832
PennyMac Mortgage Investment Trust		556,200	10,951

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Total Real Estate Investment Trusts (Cost $71,245)		74,347

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.2%
REPURCHASE AGREEMENTS (l) 4.5%		100,700

U.S. TREASURY BILLS 0.3%
0.046% due 12/02/2021 - 02/17/2022 (f)(g)(m)(o)(q)	6,934	6,934

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.046% due 01/04/2022 (g)(h)(m)(o)(q)	9,500	9,499

Total Short-Term Instruments (Cost $117,132)		117,133

Total Investments in Securities (Cost $4,033,140)		4,043,697

Total Investments 181.8% (Cost $4,033,140)		$4,043,697
Financial Derivative Instruments (n)(p) 0.3%(Cost or Premiums, net $9,714)		6,793
Other Assets and Liabilities, net (82.1)%		(1,825,899)

Net Assets 100.0%		$2,224,591

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

NAC Aviation Dac	4.920%	02/27/2026	09/17/2021	$5,208	$5,140	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

MBC	0.040%	09/30/2021	10/01/2021	$100,700	U.S. Treasury Notes 0.375% - 1.625% due 04/15/2024 - 05/15/2026	$(103,999)	$100,700	$100,700

Total Repurchase Agreements	$(103,999)	$100,700	$100,700

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	0.250%	09/23/2021	10/18/2021	$(10,403)	$(10,403)
0.450	06/30/2021	03/30/2022	(6,794)	(6,802)
BPS	(0.450)	07/23/2021	10/22/2021	EUR	(380)	(440)
(0.350)	09/24/2021	01/13/2022	(1,315)	(1,523)
(0.300)	07/01/2021	10/01/2021	(3,165)	(3,663)
(0.300)	07/09/2021	10/08/2021	(12,307)	(14,246)
(0.300)	08/19/2021	11/16/2021	(5,050)	(5,847)
(0.300)	10/01/2021	11/03/2021	(3,180)	(3,683)
(0.250)	07/09/2021	10/08/2021	(2,901)	(3,359)
0.350	07/09/2021	10/08/2021	GBP	(2,987)	(4,028)
0.430	09/22/2021	10/12/2021	$(12,680)	(12,682)
0.450	08/09/2021	10/12/2021	(185)	(185)
0.500	07/09/2021	01/05/2022	(23,881)	(23,909)
0.500	07/14/2021	01/12/2022	(8,537)	(8,546)
0.500	07/21/2021	01/21/2022	(14,397)	(14,412)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

	0.500	08/23/2021	01/05/2022		(13,168)	(13,175)
	0.500	09/13/2021	03/14/2022		(6,820)	(6,822)
	0.500	10/01/2021	03/14/2022		(6,405)	(6,405)
	0.510	09/20/2021	03/21/2022		(14,105)	(14,107)
	0.510	09/23/2021	03/21/2022		(943)	(943)
	0.530	08/12/2021	05/12/2022		(42,213)	(42,245)
	0.540	06/09/2021	03/09/2022		(21,764)	(21,801)
	0.550	07/23/2021	04/25/2022		(2,632)	(2,634)
	0.550	09/28/2021	04/25/2022		(1,479)	(1,479)
	1.050	06/11/2021	06/01/2022		(6,016)	(6,036)
	1.100	04/16/2021	04/18/2022		(32,026)	(32,190)
	1.100	06/11/2021	04/18/2022		(4,554)	(4,570)
BRC	(1.900)	03/12/2021	TBD(3)	EUR	(2,731)	(3,141)
	(0.650)	09/23/2021	TBD(3)		(421)	(487)
	(0.550)	10/01/2021	11/05/2021		(1,790)	(2,074)
	0.350	09/10/2021	10/05/2021		$(4,424)	(4,425)
	0.400	07/12/2021	TBD(3)		(19,053)	(19,070)
	0.400	09/22/2021	10/18/2021		(2,347)	(2,348)
	0.450	09/01/2021	10/12/2021		(3,914)	(3,915)
	0.470	07/06/2021	10/04/2021		(1,846)	(1,848)
	0.500	07/09/2021	10/08/2021		(24,422)	(24,451)
	0.500	08/18/2021	01/18/2022		(5,508)	(5,512)
	0.500	09/03/2021	03/03/2022		(3,554)	(3,556)
	0.500	09/10/2021	03/10/2022		(20,249)	(20,255)
	0.500	09/13/2021	03/14/2022		(42,601)	(42,611)
	0.500	09/22/2021	02/07/2022		(2,829)	(2,830)
	0.500	09/24/2021	01/24/2022		(1,702)	(1,702)
	0.598	09/07/2021	03/07/2022		(384)	(384)
	0.600	08/09/2021	02/09/2022		(1,336)	(1,337)
	0.604	07/29/2021	01/31/2022		(45,819)	(45,868)
	0.605	08/18/2021	02/18/2022		(9,007)	(9,014)
	0.606	08/12/2021	02/15/2022		(15,453)	(15,466)
	0.688	04/06/2021	01/06/2022		(21,192)	(21,270)
	0.750	05/03/2021	02/03/2022		(36,125)	(36,239)
	0.750	08/16/2021	02/03/2022		(8,139)	(8,147)
	0.763	07/08/2021	01/10/2022		(15,190)	(15,218)
	0.803	09/21/2021	03/21/2022		(869)	(869)
	0.803	09/22/2021	03/21/2022		(36,573)	(36,581)
	0.821	08/13/2021	01/06/2022		(8,675)	(8,685)
	1.050	04/16/2021	01/18/2022		(25,687)	(25,813)
	1.050	04/20/2021	01/20/2022		(46,280)	(46,501)
BYR	0.500	07/26/2021	10/01/2021		(4,287)	(4,291)
	0.500	07/26/2021	01/26/2022		(136,668)	(136,795)
	0.500	08/04/2021	01/26/2022		(3,721)	(3,724)
	0.500	09/22/2021	01/26/2022		(4,758)	(4,759)
	0.650	04/09/2021	03/25/2022		(19,955)	(20,015)
	0.650	04/12/2021	03/25/2022		(13,960)	(14,001)
CEW	(0.320)	09/24/2021	01/13/2022	EUR	(2,883)	(3,340)
	0.280	09/24/2021	01/13/2022	GBP	(274)	(369)
	0.450	07/22/2021	01/21/2022		$(8,509)	(8,517)
	0.457	07/09/2021	01/06/2022		(18,040)	(18,059)
	0.457	10/01/2021	01/06/2022		(2,142)	(2,142)
	0.550	07/20/2021	01/20/2022		(12,891)	(12,905)
	0.700	04/01/2021	01/04/2022		(21,815)	(21,893)
	0.800	08/16/2021	02/16/2022		(4,842)	(4,847)
	0.850	07/12/2021	01/12/2022		(45,409)	(45,496)
	0.850	07/14/2021	01/12/2022		(60,278)	(60,390)
	0.950	06/14/2021	03/14/2022		(12,700)	(12,736)
CIB	0.500	09/10/2021	10/13/2021		(25,565)	(25,572)
	0.500	09/28/2021	10/14/2021		(6,842)	(6,842)
IND	0.240	08/06/2021	11/05/2021		(1,115)	(1,115)
	0.280	09/13/2021	03/14/2022		(7,154)	(7,155)
	0.290	08/02/2021	02/02/2022		(16,729)	(16,737)
	0.360	08/06/2021	11/05/2021		(9,881)	(9,881)
	0.440	08/02/2021	02/02/2022		(551)	(551)
JML	(2.500)	07/01/2021	TBD(3)	EUR	(2,362)	(2,727)
	(1.250)	09/24/2021	TBD(3)		(167)	(193)
	(0.700)	09/24/2021	TBD(3)		(675)	(781)
	(0.480)	07/21/2021	10/21/2021		(2,888)	(3,342)
	(0.450)	07/21/2021	10/21/2021		(1,698)	(1,965)
	(0.420)	07/21/2021	10/21/2021		(372)	(430)
	(0.420)	09/23/2021	TBD(3)		(2,055)	(2,380)
	(0.400)	07/01/2021	10/01/2021		(11,336)	(13,117)
	(0.400)	07/21/2021	10/21/2021		(1,244)	(1,440)
	(0.400)	07/23/2021	10/22/2021		(1,764)	(2,042)
	(0.400)	10/01/2021	TBD(3)		(23,273)	(26,958)
	(0.370)	09/23/2021	10/25/2021		(800)	(926)
	(0.350)	10/01/2021	11/05/2021		(7,316)	(8,474)
	(0.300)	07/01/2021	10/01/2021		(22,128)	(25,612)
	0.200	10/01/2021	11/05/2021	GBP	(1,125)	(1,516)
	0.230	09/23/2021	10/25/2021		(303)	(408)
	0.300	07/01/2021	10/01/2021		(1,071)	(1,445)
	0.350	08/27/2021	10/13/2021		$(14,149)	(14,154)
	0.350	09/09/2021	10/04/2021		(1,962)	(1,962)
	0.350	10/04/2021	10/13/2021		(1,806)	(1,806)
	0.400	09/09/2021	10/04/2021		(19,350)	(19,355)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

0.400	10/04/2021	10/13/2021	(17,880)	(17,880)
0.500	07/22/2021	01/24/2022	(45,873)	(45,918)
0.500	09/27/2021	01/24/2022	(1,771)	(1,771)
5.500	09/28/2021	TBD(3)	(509,425)	(33,845)
MEI	(0.550)	07/09/2021	10/08/2021	EUR	(1,986)	(2,297)
0.500	07/14/2021	01/11/2022	$(51,379)	(51,435)
NOM	0.300	07/16/2021	TBD(3)	(4,017)	(4,020)
0.400	09/14/2021	10/14/2021	(10,681)	(10,683)
RBC	0.749	08/09/2021	02/09/2022	(5,794)	(5,801)
RTA	0.550	06/04/2021	03/07/2022	(5,952)	(5,963)
0.600	07/07/2021	07/05/2022	(13,373)	(13,392)
0.607	10/01/2021	04/01/2022	(20,641)	(20,641)
0.650	09/20/2021	03/17/2022	(13,101)	(13,103)
0.657	04/01/2021	10/01/2021	(20,675)	(20,744)
0.840	08/09/2021	05/09/2022	(28,997)	(29,033)
SCX	(0.430)	07/23/2021	10/22/2021	EUR	(3,649)	(4,223)
0.400	09/13/2021	10/04/2021	$(6,609)	(6,610)
0.400	10/04/2021	10/25/2021	(6,221)	(6,221)
0.500	07/14/2021	01/11/2022	(68,033)	(68,107)
SGY	0.500	09/28/2021	03/23/2022	(915)	(915)
SOG	0.370	09/28/2021	10/22/2021	(9,063)	(9,063)
0.500	09/02/2021	03/02/2022	(2,436)	(2,437)
0.500	09/13/2021	03/07/2022	(747)	(747)
0.500	09/15/2021	03/15/2022	(594)	(594)
0.500	09/22/2021	03/23/2022	(935)	(935)
0.550	06/14/2021	03/14/2022	(349)	(350)
0.550	06/25/2021	03/02/2022	(8,504)	(8,517)
0.550	07/02/2021	03/02/2022	(4,695)	(4,701)
0.799	08/09/2021	02/10/2022	(32,476)	(32,514)
TDM	0.220	06/02/2021	TBD(3)	(1,504)	(1,505)
0.220	07/09/2021	TBD(3)	(16,798)	(16,807)
0.220	08/09/2021	TBD(3)	(1,138)	(1,138)
0.220	08/09/2021	TBD(3)	(94)	(94)
0.350	08/13/2021	TBD(3)	(2,023)	(2,024)
0.350	08/13/2021	08/12/2023	(11,144)	(11,150)
UBS	0.350	07/06/2021	10/05/2021	(9,808)	(9,816)
0.350	08/18/2021	TBD(3)	(12,024)	(12,029)
0.350	08/23/2021	TBD(3)	(1,043)	(1,043)
0.350	08/23/2021	08/19/2023	(5,506)	(5,506)
0.350	09/07/2021	TBD(3)	(3,108)	(3,109)
0.350	09/22/2021	TBD(3)	(2,380)	(2,380)
0.500	07/14/2021	01/12/2022	(13,245)	(13,260)
0.510	06/07/2021	01/07/2022	(62,960)	(63,064)
0.510	06/15/2021	01/11/2022	(30,759)	(30,806)
0.510	09/28/2021	01/07/2022	(17,671)	(17,672)
0.510	09/30/2021	01/07/2022	(17,597)	(17,597)
0.510	10/01/2021	01/07/2022	(22,251)	(22,251)

Total Reverse Repurchase Agreements	$(1,902,628)

(m)	Securities with an aggregate market value of $2,084,978 and cash of $15,889 have been pledged as collateral under the terms of master agreements as of September 30, 2021.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,869,105) at a weighted average interest rate of 0.636%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability

Jaguar Land Rover Automotive	(5.000)%	Quarterly	12/20/2026	4.391%	EUR	16,500	$937	$(375)	$562	$36	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability

Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.219%	EUR	12,000	$787	$(307)	$480	$9	$0

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716		6,200	(642)	431	(211)	8	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.876		18,300	(1,383)	538	(845)	4	0

							$(1,238)	$662	$(576)	$21	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
										Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency		Maturity Date		Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability

CDX.HY-35 5-Year Index	5.000%	Quarterly		12/20/2025		$700	$62	$3	$65	$0	$(1)
CDX.HY-36 5-Year Index	5.000	Quarterly		06/20/2026		145,400	13,449	157	13,606	0	(135)
CDX.HY-37 5-Year Index	5.000	Quarterly		12/20/2026		35,000	3,322	(21)	3,301	0	(41)

							$16,833	$139	$16,972	$0	$(177)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Year BRL-CDI	6.170%	Maturity	01/02/2023	BRL	77,400	$(14)	$(291)	$(305)	$0	$(11)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		248,000	0	(1,303)	(1,303)	0	(75)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(6,210)	(3,688)	0	(191)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		$40,100	(57)	44	(13)	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		574,100	(9,673)	(3,521)	(13,194)	544	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		6,300	(352)	31	(321)	8	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		76,800	0	(635)	(635)	0	(113)
Pay(6)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		5,000	88	(51)	37	7	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		40,750	3,496	(615)	2,881	0	(94)
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		10,500	297	(147)	150	27	0
Receive(6)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		114,200	(2,036)	6,888	4,852	0	(264)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	EUR	57,100	(1,096)	942	(154)	6	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	151,500	18	(177)	(159)	5	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		282,100	(10)	(300)	(310)	9	0

							$(6,817)	$(5,345)	$(12,162)	$606	$(748)

Total Swap Agreements							$9,715	$(4,919)	$4,796	$663	$(925)

(o)

Securities with an aggregate market value of $11,114 and cash of $49,772 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
									Unrealized Appreciation/(Depreciation)
Counterparty		Settlement Month			Currency to be Delivered		Currency to be Received		Asset		Liability

BOA		10/2021			$18,610		PEN	72,628	$0		$(1,050)
		11/2021		EUR	14,365		$16,955		302		0
		11/2021		PLN	5,700		1,498		65		0
		11/2021			$311		RUB	23,303	7		0
		12/2021			4,819		359,432		55		0
		12/2021		ZAR	70,464		$4,633		0		(2)
		02/2022		PLN	6,923		1,807		68		0
		02/2022			$2,047		ZAR	30,626	0		(53)

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

02/2022	ZAR	78,033	$5,296	216	0
BPS	10/2021	BRL	116,788	22,102	656	0
10/2021	MXN	6,857	334	2	0
10/2021	$21,471	BRL	116,788	0	(25)
10/2021	21,009	MXN	420,070	0	(727)
10/2021	5,049	RUB	370,701	31	0
11/2021	EUR	6,654	$7,822	108	0
11/2021	$21,999	BRL	116,788	0	(651)
12/2021	MXN	6,857	$338	8	0
BRC	11/2021	$3,980	GBP	2,883	0	(96)
11/2021	2,200	RUB	164,219	40	0
CBK	10/2021	PEN	17,358	$4,225	26	0
10/2021	$6,907	PEN	26,715	0	(447)
11/2021	EUR	213,508	$251,605	4,083	0
11/2021	MXN	4,982	246	6	0
11/2021	PEN	74,620	18,118	95	0
11/2021	$21,581	EUR	18,456	0	(184)
11/2021	737	PEN	3,035	0	(4)
11/2021	2,582	RUB	192,883	49	0
12/2021	IDR	44,881,681	$3,119	10	0
12/2021	$2,376	RUB	176,379	16	0
12/2021	2,698	ZAR	39,101	0	(127)
01/2022	1,127	PEN	4,648	0	(9)
02/2022	PLN	5,315	$1,390	54	0
02/2022	$2,335	PEN	9,589	0	(32)
02/2022	2,033	ZAR	29,471	0	(115)
03/2022	6,590	PEN	27,260	0	(55)
MYI	10/2021	BRL	116,788	$21,471	25	0
10/2021	$21,596	BRL	116,788	0	(151)
11/2021	GBP	134,363	$186,105	5,058	0
11/2021	IDR	12,805,738	891	1	0
11/2021	PLN	10,735	2,824	125	0
11/2021	$8,787	EUR	7,503	0	(88)
11/2021	5,373	RUB	396,080	28	0
12/2021	5,378	ZAR	77,266	0	(297)
SCX	10/2021	9,588	RUB	716,333	228	0
11/2021	1,152	EUR	973	0	(24)
12/2021	IDR	16,213,207	$1,129	6	0
12/2021	$2,340	ZAR	33,505	0	(136)
SSB	11/2021	CHF	989	$1,085	23	0
11/2021	EUR	6,362	7,559	183	0
11/2021	PLN	594	155	5	0
TOR	11/2021	$3,516	EUR	2,983	0	(58)
12/2021	IDR	8,123,196	$565	2	0
UAG	10/2021	MXN	2,277	112	2	0
10/2021	$108	MXN	2,188	0	(2)
10/2021	1,643	RUB	123,806	54	0
11/2021	11,224	EUR	9,516	0	(192)
11/2021	1,293	RUB	96,841	27	0
12/2021	2,546	ZAR	36,959	0	(115)
12/2021	ZAR	25,009	$1,644	0	0

Total Forward Foreign Currency Contracts	$11,664	$(4,640)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON INTEREST RATE INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$4,200	$(1)	$32	$31	$0

Total Swap Agreements	$(1)	$32	$31	$0

(q)

Securities with an aggregate market value of $686 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Investments in Securities, at Value
Loan Participations and Assignments	$0	$567,327	$143,440	$710,767
Corporate Bonds & Notes
Banking & Finance	0	247,880	5,140	253,020
Industrials	0	833,532	34,607	868,139
Utilities	0	211,760	0	211,760
Convertible Bonds & Notes
Banking & Finance	0	32,712	1,153	33,865
Industrials	0	20,525	0	20,525
Municipal Bonds & Notes
Illinois	0	21,677	0	21,677
Puerto Rico	0	68,305	0	68,305
West Virginia	0	2,710	0	2,710
U.S. Government Agencies	0	83,543	0	83,543
Non-Agency Mortgage-Backed Securities	0	1,023,024	18,683	1,041,707
Asset-Backed Securities	0	296,833	20,004	316,837
Sovereign Issues	0	138,105	0	138,105
Preferred Securities
Banking & Finance	0	69,087	0	69,087
Industrials	0	0	12,170	12,170
Real Estate Investment Trusts
Financials	74,347	0	0	74,347
Short-Term Instruments
Repurchase Agreements	0	100,700	0	100,700
U.S. Treasury Bills	0	6,934	0	6,934
U.S. Treasury Cash Management Bills	0	9,499	0	9,499

Total Investments	$74,347	$3,734,153	$235,197	$4,043,697

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	663	0	663
Over the counter	0	11,695	0	11,695

$0	$12,358	$0	$12,358
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(925)	0	(925)
Over the counter	0	(4,640)	0	(4,640)

$0	$(5,565)	$0	$(5,565)

Total Financial Derivative Instruments	$0	$6,793	$0	$6,793

Totals	$74,347	$3,740,946	$235,197	$4,050,490

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$98,710	$44,105	$(26,682)	$215	$(366)	$(391)	$27,849	$0	$143,440	$(505)
Corporate Bonds & Notes
Banking & Finance	0	5,208	0	0	0	(68)	0	0	5,140	(68)
Industrials	0	0	(856)	0	0	0	35,463	0	34,607	0
Convertible Bonds & Notes
Banking & Finance	1,211	0	0	0	0	(58)	0	0	1,153	(58)
Non-Agency Mortgage-Backed Securities	1,000	17,900	0	0	0	(217)	0	0	18,683	(217)
Asset-Backed Securities	22,057	0	0	0	0	(2,053)	0	0	20,004	(2,053)
Preferred Securities
Industrials	12,789	0	0	0	0	(619)	0	0	12,170	(618)

Totals	$135,767	$67,213	$(27,538)	$215	$(366)	$(3,406)	$63,312	$0	$235,197	$(3,519)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$7,776	Other Valuation Techniques(2)	—	—	—

Consolidated Schedule of Investments PIMCO Dynamic Income Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

	52,216	Proxy Pricing	Base Price	%	70.488-99.853	96.074
	18,849	Reference Instrument	Yield		6.081	—
	64,599	Third Party Vendor	Broker Quote		99.000-101.000	99.508
Corporate Bonds & Notes
Banking & Finance	5,140	Proxy Pricing	Base Price		79.390	—
Industrials	34,607	Indicative Market Quotation	Broker Quote	BRL	53.600	—
Convertible Bonds & Notes
Banking & Finance	1,153	Other Valuation Techniques(2)	—		—	—
Non-Agency Mortgage-Backed Securities	800	Other Valuation Techniques(2)	—		—	—
	17,883	Proxy Pricing	Base Price	%	100.000	—
Asset-Backed Securities	20,004	Proxy Pricing	Base Price		27,523.866-50,120.379	37,026.520
Preferred Securities
Industrials	12,170	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	x/%	0.200/20.240	—

Total	$235,197

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PDOLS I LLC, CLM 4365 LLC and RLM 4365 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, exempted companies, were formed as wholly owned subsidiaries acting as an investment vehicles for the PIMCO Dynamic Income Opportunities Fund (the “Fund”) in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
PDOLS I LLC	01/15/2021	0.0%
CLM 4365 LLC	01/15/2021	0.0%
RLM 4365 LLC	01/15/2021	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued

Notes to Financial Statements (Cont.)

pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S.

Notes to Financial Statements (Cont.)

markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BOS	BofA Securities, Inc.	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
BRC	Barclays Bank PLC	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
BYR	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.	TOR	The Toronto-Dominion Bank
CEW	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	RTA	RBC (Barbados) Trading Bank Corp.	UBS	UBS Securities LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty
CHF	Swiss Franc	IDR	Indonesian Rupiah	RUB	Russian Ruble
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Index/Spread Abbreviations:
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"